                                                                                                 EXECUTION COPY

                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  as of  March  29,  2006,  between  Residential  Funding
Corporation,  a  Delaware  corporation  ("RFC")  and  Residential  Asset  Securities  Corporation,  a  Delaware
corporation (the "Company").

                                                   Recitals

        A.     RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

        B.     The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company,  RFC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee (the
"Trustee"),  are entering into a Pooling and Servicing  Agreement  dated as of March 1,  2006 (the "Pooling and
Servicing  Agreement"),  pursuant  to which the Trust  proposes  to issue  Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-KS3 (the "Certificates")  consisting of eighteen classes designated as
Class A-I-1,   Class A-I-2,   Class A-I-3,  Class A-I-4,  A-II,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class SB, Class R-I, Class R-II
and Class R-III  Certificates,  representing  beneficial  ownership interests solely in a trust fund consisting primarily of a pool that will be divided into (i) the  adjustable  and fixed rate one-to  four-family  mortgage loans  identified  on Exhibit  F-1 to the Pooling and  Servicing  Agreement  (the "Group I Loans") and (ii) the
adjustable  and fixed rate one- to  four-family  mortgage  loans  identified  on Exhibit F-2 to the Pooling and
Servicing Agreement (the "Group II Loans," and together with the Group I Loans, the "Mortgage Loans").

        D.     In  connection  with the  purchase of the  Mortgage  Loans,  the Company  will assign to RFC the
Class R-I, Class R-II and Class R-III Certificates (the "Retained Certificates").

        E.     In connection with the purchase of the Mortgage Loans and the issuance of the Certificates,  RFC wishes to make  certain  representations  and  warranties  to the Company  and to assign  certain of its rights under the Seller  Contracts  to the  Company,  and the Company  wishes to assume  certain of RFC's  obligations under the Seller Contracts.

        F.     The  Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

        NOW  THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein  shall have the meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the  Company  without recourse  all of its right,  title and  interest in and to the  Mortgage  Loans,  including  all  interest  and principal  received on or with  respect to the Mortgage  Loans after the Cut-off  Date (other than  payments of principal and interest due on the Mortgage  Loans in March 2006).  In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $1,167,595,001.34  and the
Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed  Mortgage Note,  hereinafter defined)  to the order of the Trustee and  delivered  an  assignment  of  mortgage  in  recordable  form to the
Trustee  or its  agent.  A  "Destroyed  Mortgage  Note"  means a  Mortgage  Note  the  original  of  which  was permanently lost or destroyed.

        The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the
Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless
(a) this  Agreement  is  intended to be and hereby is deemed to be a security  agreement  within the meaning of
Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right  (including  the power to convey  title  thereto), title and interest,  whether now owned or hereafter acquired,  in and to (A) the Mortgage Loans,  including the
Mortgage Notes, the Mortgages,  any related insurance  policies and all other documents in the related Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C)
any and all general  intangibles  consisting  of,  arising  from or relating to any of the  foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including,  without  limitation,  all  amounts  from  time to time  held or  invested  in the
Certificate  Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage
Notes or such other  items of  property as  constitute  instruments,  money,  payment  intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated securities  or chattel  paper shall be deemed to be  "possession  by the  secured  party," or  possession  by a purchaser or a person  designated  by such secured  party,  for purposes of  perfecting  the security  interest pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or  acknowledgments,  receipts or confirmations  from,  financial intermediaries,  bailees or agents (as  applicable) of the Trustee for the purpose of perfecting  such security interest under  applicable law. RFC shall, to the extent  consistent with this Agreement,  take such reasonable actions as may be necessary  to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed, at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original filings necessary  under the  Uniform  Commercial  Code as in effect  in any  jurisdiction  to  perfect  the  Company's security  interest in or lien on the Mortgage Loans including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned  by (1) any  change of name of RFC or the Company,  (2) any change of  location of the state of  formation,  place of  business  or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without recourse  all  of  its  right,  title  and  interest  in  and  to the  Retained  Certificates  as  part  of the consideration payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(i)     Immediately prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien or  security  interest  (other than
(a) rights to servicing and related  compensation,  and (b) any  senior lien relating to a Mortgage Loan listed on Schedule A attached  hereto (the "Junior  Lien  Mortgage  Loans")) and had full right and  authority to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)    The  proceeds  of the  Mortgage  Loan have been fully  disbursed,  there is no  requirement  for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds therefor  (including  any escrow funds held to make Monthly  Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses  incurred in making, closing or recording the Mortgage Loans were paid.

(iii)   The  Mortgagor  (including  any  party  secondarily  liable  under the  Mortgage  File) has no right of set-off, defense,  counterclaim or right of rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has obtained all licenses  and  effected  all  registrations  required  under all  applicable  local,  state and  federal  laws, regulations and orders,  including  without  limitation truth in lending and disclosure laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws,  regulations and orders would make such Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in material  compliance  with the Program
Guide,  was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties  located in the State of Iowa where an attorney's  certificate  has been  provided in  accordance  with the  Program  Guide.  No claims  have been made under such title  insurance policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage Loan is a valid and  enforceable  first lien (or in the case of the Junior Lien Mortgage
Loans,  junior  lien) on the  Mortgaged  Property  subject only to (1) the lien of  nondelinquent  current real property taxes and  assessments,  (2)  covenants,  conditions and  restrictions,  rights of way,  easements and other  matters of public  record as of the date of recording of such  Mortgage,  such  exceptions  appearing of record being acceptable to mortgage lending institutions  generally or specifically  reflected in the appraisal made in connection  with the  origination  of the related  Mortgage  Loan,  and (3) other matters to which like properties  are commonly  subject that do not materially  interfere with the benefits of the security  intended to be provided by such Mortgage.

(vii)   All  improvements  which were considered in determining  the Appraised Value of the Mortgaged  Property lie wholly within the boundaries and the building  restriction lines of the Mortgaged  Premises,  or the policy of title  insurance  affirmatively  insures  against  loss or damage by  reason  of any  violation,  variation, encroachment  or adverse  circumstance  that either is  disclosed  or would have been  disclosed by an accurate survey.

(viii)  There are no delinquent tax or delinquent assessment liens against the related Mortgaged Property,  and there are no  mechanic's  liens or claims  for work,  labor or  material  or any  other  liens  affecting  such
Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the Mortgage  assigned to
RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each Mortgaged  Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood  Insurance Act of 1968,  as  amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the
Mortgagor's  expense,  and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets  the  minimum  qualifications  for  appraisers  as specified in the Program Guide.

(xii)   Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the Mortgagor enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   No more than  approximately  0.1% of the Group I Loans are secured by a leasehold  estate. No more than approximately 0.2% of the Group II are secured by a leasehold estate.

(xv)    The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)   As of the  Cut-off  Date,  approximately  0.3% and 0.1% of the  Group I Loans  and the  Group II Loans,
respectively,  are 30 to 59 days  Delinquent  in payment of principal  and  interest.  As of the Cut-off  Date, none of the Mortgage  Loans are  Delinquent  in payment of  principal  or interest by 60 days or more.  For the purposes of this  representation  a Mortgage  Loan is  considered  Delinquent  if a  Subservicer  or the Master
Servicer  has made any  advances  on the  Mortgage  Loan that have not been  reimbursed  out of payments by the mortgagor or on the mortgagor's  behalf from a source other than a Subservicer,  a Seller,  the Master Servicer or an affiliated entity of either.

(xvii)  The weighted  average  Loan-to-Value  Ratio with respect to Group I Loans,  and the Group II Loans,  in each case by outstanding principal balance at origination, is 81.5% and 80.6%, respectively.

(xviii) No more than approximately  18.9% and 18.4% of the Group I Loans and the Group II Loans,  respectively, in each case by outstanding  principal  balance as of the Cut-off Date, are located in any one zip code area in
California.  No more than  approximately  13.9% of the Mortgage  Loans by outstanding  principal  balance as of the Cut-off Date are located in any one zip code area outside of California.

(xix)   All of the Group I Loans and the Group II Loans,  respectively,  that are  adjustable-rate  loans  will adjust  semi-annually  based  on  Six-Month  LIBOR  (as  defined  in the  Prospectus  Supplement).  Each of the
Mortgage  Loans that are  adjustable-rate  loans will adjust on the  Adjustment  Date  specified in the related
Mortgage  Note to a rate equal to the sum (rounded as described in the  Prospectus  Supplement)  of the related
Index  described  in the  Prospectus  Supplement  and the Note Margin set forth in the related  Mortgage  Note, subject to the  limitations  described in the  Prospectus  Supplement,  and each  Mortgage Loan has an original term to maturity  from the date on which the first  monthly  payment is due of not more than  approximately  30 years. On each Adjustment  Date, the Mortgage Rate on each Mortgage Loan that is an  adjustable-rate  loan will be adjusted to equal the related  Index plus the related  Gross  Margin,  subject in each case to the  Periodic
Rate Cap,  the  Mortgage  Rate and the  Minimum  Mortgage  Rate.  The  amount of the  monthly  payment  on each
Mortgage  Loan that is an  adjustable-rate  loan will be adjusted on the first day of the month  following  the
month  in  which  the  Adjustment  Date  occurs  to  equal  the  amount   necessary  to  pay  interest  at  the
then-applicable  Mortgage Rate to fully amortize the outstanding  principal  balance of such Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

(xx)    With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly  designated and currently so serves and is named in such Mortgage,  and no fees or expenses  are or will become  payable by the holder of the  Mortgage  Loan to the trustee  under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxi)   Approximately  7.97% and 4.17% of the Mortgaged  Properties  related to the Group I Loans and the Group
II Loans,  respectively  (in each case by outstanding  principal  balance as of the Cut-off Date), are units in detached planned unit developments.  Approximately  1.86% and 2.23% of the Mortgaged  Properties related to the
Group I Loans and the Group II Loans,  respectively  (in each case by outstanding  principal  balance as of the
Cut-off  Date),  are  units in  attached  planned  unit  developments.  Approximately  1.81%  and  2.76% of the
Mortgaged  Properties  related  to the  Group I Loans and the  Group II  Loans,  respectively  (in each case by outstanding  principal  balance as of the Cut-off  Date),  are units in townhouses.  Approximately  0.1% of the
Mortgaged  Properties  related to the Group I Loans (by outstanding  principal balance as of the Cut-off Date), and none of the  Mortgaged  Properties  related  to the  Group II  Loans,  are  units in  manufactured  housing developments.  Approximately  5.42% and 5.04% of the Mortgaged  Properties related to the Group I Loans and the
Group II Loans,  respectively  (in each case by  outstanding  principal  balance as of the Cut-off  Date),  are condominium units.  Each Mortgaged Property is suitable for year-round occupancy.

(xxii)  Approximately  95.51% of the  Mortgaged  Properties  related  to the  Mortgage  Loans  (by  outstanding principal  balance as of the Cut-off Date) are secured by the owner's primary  residence.  Approximately  1.59%
of the Mortgaged  Properties related to the Mortgage Loans (by outstanding  principal balance as of the Cut-off
Date)  are  secured  by the  owner's  second  or  vacation  residence.  Approximately  2.90%  of the  Mortgaged
Properties  related  to the  Mortgage  Loans (by  outstanding  principal  balance as of the  Cut-off  Date) are secured by a non-owner occupied residence.

(xxiii) Approximately  77.85% and 81.79% of the Mortgaged Properties related to the Group I Loans and the Group
II Loans,  respectively (in each case by outstanding  principal balance as of the Cut-off Date), are secured by detached  one-family dwelling units.  Approximately 5.06% and 3.86% of the Mortgaged  Properties related to the
Group I Loans and the Group II Loans,  respectively  (in each case by outstanding  principal  balance as of the
Cut-off Date), are secured by two- to four-family dwelling units.

(xxiv)  The  average  outstanding  principal  balance  of the Group I Loans at  origination  was  approximately
$151,013.  The average  outstanding  principal  balance of the Group II Loans at origination was  approximately
$175,978.  No Group I Loan or Group II Loan at  origination  had a principal  balance of less than  $14,300 and
$45,000 or more than $845,000 and $416,000, respectively.

(xxv)   As of the Cut-off  Date,  all Mortgage  Rate  adjustments  on the  Mortgage  Loans that have reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvi)  Any escrow  arrangements  established  with respect to any  Mortgage  Loan are in  compliance  with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxvii) Except as otherwise specifically set forth herein, there is no default,  breach,  violation or event of acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period, would constitute a default, breach,  violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

(xxviii)       Each Mortgage Loan  constitutes a "qualified  mortgage" under Section  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5),  (6), (7) and (9),  without  reliance on the provisions of Treasury Regulation Section  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any
other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure  to meet  the  requirements  of  Section  860G(a)(3)(A)  of the Code and  Treasury  Regulation  Section
1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxix)  No more than 68.04% of the Group I Loans have been  classified  by RFC as Credit Grade A4, no more than
7.92% of any Group I Loans have been  classified by RFC as Credit Grade AX Mortgage  Loans, no more than 10.75%
of the Group I Loans have been  classified by RFC as Credit Grade AM Mortgage  Loans, no more than 7.04% of the
Group I Loans have been  classified by RFC as Credit Grade B Mortgage  Loans, no more than 3.43% of the Group I
Loans  have been  classified  by RFC as Credit  Grade C  Mortgage  Loans and no more than  2.82% of the Group I
Loans have been  classified by RFC as Credit Grade CM Mortgage  Loans,  in each case as described  generally in the Prospectus Supplement.

(xxx)   No more than 59.85% of the Group II Loans have been  classified by RFC as Credit Grade A4, no more than
8.55% of any Group II Loans  have  been  classified  by RFC as Credit  Grade AX  Mortgage  Loans,  no more than
11.85% of the Group II Loans have been  classified by RFC as Credit Grade AM Mortgage Loans, no more than 9.86%
of the Group II Loans have been  classified by RFC as Credit Grade B Mortgage  Loans, no more than 5.74% of the
Group II Loans  have been  classified  by RFC as Credit  Grade C  Mortgage  Loans and no more than 4.16% of the
Group II Loans  have been  classified  by RFC as Credit  Grade CM  Mortgage  Loans,  in each case as  described generally in the Prospectus Supplement.

(xxxi)    No Mortgage Loan is a graduated  payment loan or has a shared  appreciation  or  contingent  interest feature.

(xxxii) With respect to each Mortgage  Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related
Mortgaged  Property is sold without the prior consent of the mortgagee  thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiii)       No Mortgage Loan provides for deferred interest or negative amortization.

(xxxiv) None of the Mortgage Loans are buy-down Mortgage Loans.

(xxxv)  Each  Mortgaged  Property  is a single  parcel of real estate with a one- to  four-unit  single  family residence  thereon,  a condominium  unit, a  manufactured  housing unit, a unit in a townhouse,  a planned unit development,  a  leasehold  or a  modular  home;  and no  Mortgage  Property  consists  of a  mobile  home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvi) No more than approximately 31.56% and 37.48% of the Group I Loans and Group II Loans,  respectively (by outstanding  principal  balance  as of the  Cut-off  Date),  were  made to  Mortgagors  with  credit  scores as described  generally in the  Prospectus  Supplement of less than 600 excluding  Mortgagors  whose credit scores are not  available  to RFC. The  weighted  average of the credit  scores for the Group I Loans and the Group II
Loans for which Credit  Scores are  available to RFC was  approximately  624 and 615,  respectively,  as of the
Cut-off Date.

(xxxvii)       No instrument of release or waiver has been executed in connection with the Mortgage Loans,  and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxviii)      The weighted  average  remaining  term to stated  maturity of the Group I Loans and the Group II
Loans,  respectively,  as of the cut-off date will be  approximately  354 and 358 months.  The weighted average original  term to maturity of the Group I Loans and the Group II  Loans,  respectively,  as of the cut-off date will be approximately 356 and 359 months.

(xxxix) None of the  Mortgage  Loans are  subject  to the Home  Ownership  and  Equity  Protection  Act of 1994
("HOEPA").

(xl)    To the best of RFC's  knowledge,  the  Subservicer  for each  Mortgage  Loan has  accurately  and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(xli)   None of the proceeds of any Mortgage  Loan were used to finance the purchase of single  premium  credit insurance policies.

(xlii)  No Group I Loan has a  prepayment  penalty  term  that  extends  beyond  five  years  after the date of origination and none of the Group II Loan has a prepayment penalty term that extends beyond three years.

(xliii) Approximately 1.8% of the Group I Loans and 0.7% of the Group II Loans are Balloon Mortgage Loans.

(xliv)  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such Mortgage  Loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees.

(xlv)   The  information  set  forth in the  prepayment  charge  schedule  attached  hereto  as  Exhibit A (the
"Prepayment  Charge  Schedule") is complete,  true and correct in all material respects as of the Cut off Date, and each prepayment  charge set forth on the Prepayment  Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

(xlvi)  Each  Mortgage  Loan as of the time of its  origination  complied  in all  material  respects  with all applicable  local,  state and federal laws,  including,  but not limited to, all applicable  predatory  lending laws.

(xlvii) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia..

(xlviii)       No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the  current  Appendix E of the  Standard & Poor's  Glossary  For File  Format For  LEVELS(R)Version  5.6(d)
(attached  hereto as Exhibit B);  provided  that no  representation  and warranty is made in this clause (xlix)
with  respect to 0.4% and 0.4% of the Group I Loans and Group II Loans (in each case by  outstanding  principal balance as of the  Cut-off  Date),  respectively,  secured by  property  located in the State of Kansas or with respect  to 0.1% and 0.2% of the Group I Loans and the  Group II Loans (in each case by  outstanding  principal balance as of the Cut-off Date),  respectively,  secured by property located in the State of West Virginia; and
provided  further  that no  Qualified  Substitute  Mortgage  Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS(R)in effect on the date of  substitution),  unless the Company shall have received from S&P written  confirmation  that the inclusion of any such Mortgage Loan will not adversely  affect the then current ratings  assigned to any of the
Certificates by S&P

(xlix)  Each Group I Loan and Group II Loan listed on the attached  Exhibit C has an original  term to maturity of 360 months and an original amortization term of 480 months.

(l)     The  principal  balance  at  origination  for each Group II  Mortgage  Loan that is secured by a single family  property  located in any state other than the States of Hawaii or Alaska did not exceed  $417,000.  The principal  balance at origination  for each Group II Mortgage Loan that is secured by a single family  property located  in the States of Hawaii or Alaska or the  Territories  of Guam or the  Virgin  Islands  did not exceed
$625,500.  The  principal  balance at  origination  for each Group II Mortgage  Loan that is secured by a two-, three- or  four-family  property  located in any state other than the States of Hawaii or Alaska did not exceed
$533,850,  $645,300  or  $801,950,  respectively.  The  principal  balance  at  origination  for each  Group II
Mortgage  Loan that is secured by a two-,  three- or  four-family  property  located in the States of Hawaii or
Alaska or the  Territories  of Guam or the Virgin  Islands did not exceed  $800,775,  $967,950 and  $1,202,925, respectively; and

(li)    With respect to any Group II Loan originated on or after August 1, 2004,  neither the related  Mortgage nor the related  Mortgage Note requires the borrower to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the Group II Loan transaction.

(lii)   With respect to any Group II Loan that contains a provision  permitting  imposition of a premium upon a prepayment  prior to maturity:  (a) prior to  origination,  the borrower agreed to such premium in exchange for a monetary benefit,  including but not limited to a rate or fee reduction; (b) prior origination,  the borrower was offered the option of  obtaining a mortgage  loan that did not require  payment of such a premium;  (c) the prepayment  premium is adequately  disclosed to the borrower  pursuant to applicable state and federal law; and
(d) notwithstanding any state or federal law to the contrary,  the RFC shall not impose such prepayment premium in any  instance  when the  Group  II Loan is  accelerated  or paid off in  connection  with the  workout  of a delinquent mortgage or due to the borrower's default.

(liii)  With respect to the Group II Loans, the originator  offered the borrower mortgage loan products offered by such originator, or any affiliate of such originator, for which the borrower qualified.

(liv)   With respect to the Group II Loans,  the methodology  used in underwriting  the extension of credit for each Group II Loan employs objective  mathematical  principles which relate the borrower's  income,  assets and liabilities  to the  proposed  payment  and such  underwriting  methodology  does not rely on the extent of the borrower's  equity in the collateral as the principal  determining  factor in approving such credit  extension.
Such underwriting  methodology  confirmed that at the time of origination  (application/approval)  the borrower had the reasonable ability to make timely payments on the mortgage loan.

(lv)    With respect to the Group II Loans,  no borrower under a Group II Loan was charged "points and fees" in an amount  greater  than (a)  $1,000 or (b) 5% of the  principal  amount of such  Group II Loan,  whichever  is greater.  For  purposes  of this  representation,  "points  and fees" (x)  include  origination,  underwriting, broker and  finder's  fees and  charges  that the lender  imposed as a  condition  of making the Group II Loan, whether they are paid to the lender or a third  party;  and (y) exclude bona fide  discount  points,  fees paid for actual  services  rendered in connection  with the  origination of the mortgage  (such as attorneys'  fees, notaries  fees and fees  paid  for  property  appraisals,  credit  reports,  surveys,  title  examinations  and extracts,  flood and tax certifications,  and home inspections);  the cost of mortgage insurance or credit-risk price adjustments;  the costs of title,  hazard, and flood insurance  policies;  state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance  premiums;  and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

(lvi)   With respect to the Group II Loans, all points,  fees and charges (including finance charges),  whether or not financed,  assessed,  collected or to be collected in connection  with the  origination and servicing of each Group II Loan,  have been  disclosed in writing to the borrower in accordance  with  applicable  state and federal law and regulation.

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event
(as described in Section 5 below),  which materially and adversely  affects the interests of any holders of the
Certificates,  the  Certificate  Insurer  or the  Company in such  Mortgage  Loan  (notice  of which  breach or occurrence  shall be given to the Company by RFC, if it discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or,  except as otherwise  provided in Section 2.04 of the Pooling and  Servicing  Agreement,
either  (i) purchase  such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  Notwithstanding the foregoing,  it is understood by the parties hereto that a breach of the representations and warranties made in any of clause (xxxix),  (xl), (xli),  (xlii),  (xlviii),  (l) and
(li) of this  Section 4 with respect to any Group II Loan will be deemed to  materially  and  adversely  affect the  interests  of  the  Holders  of the  Certificates  in  the  related  Mortgage  Loan.  Notwithstanding  the foregoing,  RFC shall not be required  to cure  breaches,  Repurchase  Events or  purchase  or  substitute  for
Mortgage Loans as provided  above if the substance of such breach or Repurchase  Event also  constitutes  fraud in the  origination  of the Mortgage Loan. If the breach of  representation  and warranty that gave rise to the obligation to repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause  (xlvii) of this  Section  4, then RFC shall pay to the Trust  Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date hereof,  the related  Mortgage  Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are listed in the Program Guide and (iii) other matters to which like properties  are  commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or marketability of the Mortgaged Property.

6.      Concurrently  with the  execution  and delivery  hereof,  RFC hereby  assigns to the  Company,  and the
Company hereby  assumes,  all of RFC's rights and  obligations  under the Seller  Contracts with respect to the
Mortgage  Loans to be  serviced  under  the  Pooling  and  Servicing  Agreement,  insofar  as such  rights  and obligations relate to (a) any representations  and warranties  regarding a Mortgage Loan made by a Seller under any  Seller  Contract  and  any  remedies  available  under  the  Seller  Contract  for a  breach  of any  such representations  and warranties if (i) the substance of such breach also  constitutes  fraud in the origination of the  Mortgage  Loan or (ii) the  representation  and warranty  relates to the absence of toxic  materials or other  environmental  hazards that could affect the  Mortgaged  Property,  or (b) the  Seller's  obligation  to deliver to RFC the  documents  required  to be  contained  in the  Mortgage  File and any  rights and  remedies available to RFC under the Seller  Contract in respect of such  obligation  or in the event of a breach of such obligation;  provided  that,  notwithstanding  the  assignment  and  assumption  hereunder,  RFC shall have the concurrent  right to exercise  remedies and pursue  indemnification  upon a breach by a Seller under any Seller
Contract of any of its  representations  and warranties.  If the Company or RFC asserts that it is not required to cure breaches or to purchase or  substitute  for Mortgage  Loans under the Pooling and  Servicing  Agreement because the substance of the breach also  constitutes  fraud in the  origination of any Mortgage Loan, then the substance of the related  breach shall  automatically  be deemed to constitute  fraud in the  origination  of a
Mortgage Loan for purposes of clause (a)(i) of this Section 6.

7.      RFC hereby  represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax  basis in each  Mortgage  Loan as of the  Closing  Date is  equal to or  greater  than  100% of the  Stated
Principal Balance thereof.

8.      This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto  and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

9.      RFC, as master servicer under the Pooling and Servicing  Agreement (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other  similar laws  relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has  threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration in connection  with a foreclosure or other  involuntary  payment or (iv)
such waiver is  standard  and  customary  in  servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default  and  would,  in the  reasonable  judgment  of the Master  Servicer,  maximize recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage
Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a refinancing  of a
Mortgage  Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described  above,  then the Master Servicer is required to pay the amount of such  waived  Prepayment  Charge to the  holder  of the  Class SB  Certificates  at the time that the amount  prepaid  on the  related  Mortgage  Loan is  required  to be  deposited  into  the  Custodial  Account.
Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid  outside of the Trust
Fund and not part of any REMIC.

                                           [Signature page follows]

        IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT A

                                          Prepayment Charge Schedule

                                               [SEE ATTACHMENT]

                                                   EXHIBIT B

                                                                 REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after February 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective February 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.      High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of February 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective February 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             February 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of February 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             February 1, 2004
---------------------------- ---------------------------------------- --------------------------

                                                   EXHIBIT C

                                           Schedule of Balloon Loans

                                               [SEE ATTACHMENT]